Exhibit 99.1
THE MEDICINES COMPANY Investor Update November 2010

Safe harbor Forward looking statements Statements contained in these slides about The Medicines Company (the "Company"), the Company's projected revenues and financial results, the Company's products and product candidates, and the timing of clinical trial results, regulatory submissions, product or indication launches, including the future financial and operating results, and future opportunities for the Company, that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "intends", "potential", "estimates" , "outlook" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the extent of the commercial success of Angiomax(r) (bivalirudin) and Cleviprex(r) (clevidipine butyrate); whether the Company's products will advance in the clinical trials process on a timely basis or at all; whether the clinical trial results will warrant submission of applications for regulatory approval; whether physicians and other key decision-makers will accept the clinical trial results; whether the Company's other product candidates will receive approvals from regulatory agencies; and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2010, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements The Medicines Company | 8 Sylvan Way | Parsippany | New Jersey 07054 Telephone: 973.290.6000 | Toll-free: 800.388.1183 www.themedicinescompany.com

Acute | intensive care hospital medicine Expanding acute episodes, concentration of care facilities, rising demand worldwide

Acute | intensive care hospital medicine is an attractive market

Expanding global acute episodes, concentration of care facilities, rising demand

Ischemic heart disease (#1), stroke (#2), and serious hospital infections (~#10) will remain among the leading causes of death, morbidity and hospital costs worldwide through at least 2030 (WHO 2010)



United States →
- Consolidation |networks
- 1200 institutions deliver ~80%
- Physician alignment
- Cost-efficiency | throughput

Brazil ↑
- Growing high end care
- Capable clinician network
- Demand local investment
- Generic-level drug prices

Europe →
- DRG-switchover
- East European integration
- HTA leads choices
- Pricing pressures considerable

India ↑
- Growing high end demand
- Capable clinician network
- Leapfrog to systems

Russia ↗
- Emerging acute care market
- Regionalized | variable service
- Physicians in charge
- Premium pricing - private pay

China ↑
- Explosive growth
- JV to hurdle regulation
- Hospital centralization
- Leapfrog to systems

Japan ↗
- Attractive segment
- Academic focus
- Registration-price hurdle
- Slow generic incursion

page 4

THE MEDICINES COMPANY | Investor Update | November 2010

Unique time to invest in MDCO

Opportunity to participate in growth of acute | intensive care hospital medicine worldwide

1. Established | expanding | presence	**Angiomax® (bivalirudin) a growing $400M+ franchise in acute hospital arterial anticoagulation** • 45% CAGR since launch – >3 million PCI patients treated[1] • Recent breakthrough data in the highest risk PCI patients • Anticipate US and EU exclusivity to 2015[2] with new US IP to 2028 • Planned growth in US | new geography | potential new uses 2010-2015+
2. Development | portfolio | value	**Six additional products | compounds that fit** • Potential segment leading products in the hospital with worldwide application **Near term series of major value-drivers expected** • 2011: Six major portfolio events anticipated • 2012: Five major portfolio events anticipated
3. Know-how | capabilities | depth	**Hospital market knowledge | relationships | record of innovation** • Knowledgeable, experienced, high-energy leadership team and deep bench • Track-record of important clinical trials that change care pathway and practice • Proven capabilities in delivering an economically dominant hospital product • Committed to become the leading player in this expert space
4. Disciplined | financial | focus	**Expecting progressive sustained growth** • Top-line expansion | tight control of operating expenses | growing cash flow • Targeted and highly selective new business development program • Focused on disciplined financial performance and shareholder returns

1. Estimated percutaneous coronary intervention patients given Angiomax in US since January 2001
2. H-W restoration administrative process underway at PTO following federal district court decision August; district court decision appealed to Federal Circuit court by APP page 5

THE MEDICINES COMPANY | Investor Update | November 2010

MDCO | established | expanding | presence in acute | intensive hospital medicine Focused business plan | Angiomax $400M+ franchise | continued growth anticipated 1.

MDCO | established | expanding Our purpose Vision | where we are going We provide leading solutions for leading hospitals Biopharmaceuticals | knowledge | hospital customers | world-class medical | economic | results | acute | intensive care Mission | how we plan to get there Required capabilities Focused expertise: Heart and vascular disease | stroke| hospital infections Global reach: 2,548 hospitals | 26 countries | ~80% of the total world market Innovation What jobs do customers do? Can we improve their performance - medical and economic? How do we drive positive change in the hospital process of care? Goals | how we measure progress Strategic goals Competitive: Economic dominance | leading market share | #1 depth of portfolio Human: #1 operating profit per employee per year | top 10% engagement metrics Financial growth: Peer leader for net revenue | net operating profit | EPS growth

MDCO | established | expanding Angiomax is the growing US market leader in percutaneous coronary intervention (PCI) Net revenue: 45% CAGR 2001-9 Volume has driven recent revenue growth Extensive clinical program in PCI Four major randomized trials from SA to STEMI Comparative effectiveness studies Established the link between bleeding & mortality Key findings from the clinical program Reduction in major hemorrhage Reduction in cardiac mortality in STEMI Reduction in all cause mortality (pooled data) Direct hospital cost savings $400 - $900+ per patient Class-I recommendations in US and EU guidelines Angiomax clinical and economic performance Percent share of US inpatient PCI procedures SA UA N-STEMI STEMI Angiomax boxes sold by MDCO (10 vials) Unaudited data

MDCO | established | expanding

Continuing to build the Angiomax franchise worldwide

Immediate drivers

Potential sources of growth:
- US volume & pricing
- EU volume growth 40% + p.a.
- Expanding geography
  - Eastern Europe, Turkey, Russia
  - India
  - Brazil
  - Exploratory work in China

Next 12+ months

Potential sources of growth:
- Stable angina PCI moving to outpatient procedures
- High risk PCI driven by HORIZONS 3-year and heparin switch data
- US and EU guidelines education
- Use of more than 1 vial per pt.
- Value proposition drives pricing

Next 5+ years

Potential sources of growth:
- Structural heart disease
- Peripheral angioplasty
- Carotid angioplasty
- Cardiac and vascular surgery
- HIT-HITTS

New dosage form(s)

Focus on productivity

Doing more with less in US
- US frontline reduced ~90 FTE
- Eliminated 3 layers of managers
- Annual saving ~$25MM
- Productivity x2, continued growth

Remain highly focused on EU growth
- France | Italy
- Germany | Switzerland | Austria
- UK | Scandinavia | Benelux
- Russia | Poland | Czech | Turkey

Focus on customer value

Working out of recession
- US
  RAC audits for PCI
  Premier Perspective data analyses

- Rest of world
  HTA in UK | Italy | Germany for STEMI

  Value proposition in E. Europe, Turkey, Russia, India

Focus on global franchise

Standard of care in high risk cath lab procedures worldwide

Expansion in India and China via joint venture partners. Competition in generic environment.

Rigorous protection of 2028 patents in US

page 9

THE MEDICINES COMPANY | Investor Update | November 2010

MDCO | established | expanding Cleviprex is being set up for re-launch in US and approval in Germany | UK | Australia Strong formulary adoption during 1st launch year Cleviprex was approved by FDA in 3Q 2008 with a broad label for the treatment of blood pressure when oral agents are not feasible or desirable After US launch Cleviprex was added to >400 US hospital formularies during the first year In early 2010, Cleviprex was voluntarily withdrawn from the US market due to stainless steel contamination introduced at the Hospira manufacturing plant Ongoing ex-US regulatory review was put on hold Most 1st year use was in cardiovascular surgery pts Greatest value probably in neurocritical care Addressable populations in US 30 ICH patients treated in ACCELERATE trial 30 ICH patients treated in ACCELERATE trial 30 ICH patients treated in ACCELERATE trial Time to SBP 140-160 mmHg (min) 6.5 95% CI 3-10 Patients at target in 30 min 30 100% Mean infusion rate, mg/h 7.5 SD 5.2 Mean infusion duration, hrs 30 SD 26 Patients in neuro-critical care usually require prolonged infusions. Typically 8-12 vials of Cleviprex are used. In cardiac surgery patients with hypertension, typically 1-2 vials of Cleviprex are used. Patients in neuro-critical care usually require prolonged infusions. Typically 8-12 vials of Cleviprex are used. In cardiac surgery patients with hypertension, typically 1-2 vials of Cleviprex are used. Patients in neuro-critical care usually require prolonged infusions. Typically 8-12 vials of Cleviprex are used. In cardiac surgery patients with hypertension, typically 1-2 vials of Cleviprex are used. 3.4 million patients given iv anti-hypertensives per year US data (SDI hospital audit - thousand discharges) US data (SDI hospital audit - thousand discharges) 2008 Growth Medical Total 2,300 12% Neurocritical care 221 15% Cardiac 288 7% Renal 923 15% NPO 540 19% Other 589 5% Surgical Total 1,100 7% Neurocritical care 37 4% Cardiac 297 7% High risk surgery 530 5% Vascular surgery 180 4% ECT 57 38%

MDCO | established | expanding

Re-launch Cleviprex in US, launch in rest of world

Immediate drivers

Secure high quality supply chain
- Hospira currently making validation batches for US release
- Anticipate drug availability 1H 2011
- Resume ex-US regulatory process

Focus on quality of drug supply

Ensure robust chain for US | RoW
- Soft launch to established users
- Revisit price considerations
- Develop improved formulation

Next 12+ months

Refocus brand on neurocritical care
- Intracranial bleeding (intracerebral and subarachnoid hemorrhage)
- Thrombotic stroke requiring blood pressure control prior to lysis
- Support cardiovascular users

Focus on customer value

The value of time and precision
- Management of intracranial bleeding (ICH | SAH | thrombolysis-induced bleeds)
- Secure recommendation in neuro-critical care guidelines
- Develop ready-to-use syringe for CV uses and complete PRONTO in hypertensive CCF

Next 5+ years

Establish as the drug of choice in neuro-hypertensive emergencies
- 8-12 vials per patient

Create new dosage form(s) to facilitate efficiency of care

Develop value proposition for other indications

Focus on global franchise

Launch in 24 major markets 2011-2014

Exclusivity in US and EU until 2020

Opportunities for lifecycle management beyond

page 11

THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value Six products | compounds in addition to Angiomax - a series of major value-drivers expected 2.

Development | portfolio | value

Six products | compounds in addition to Angiomax - a series of major value-drivers expected

Acute | intensive care products and compounds


Phase
0
I
II
III
NDA
Market
Angio(ma)x
IV thrombin inhibitor
Cleviprex
IV Ca^{++} channel blocker
Argatroban
IV thrombin inhibitor
US only
Cangrelor
IV platelet P2Y$_{12}$ inhibitor
Oritavancin
IV MRSA antibiotic
MDCO-2010
IV antifibrinolytic
MDCO-216
IV HDL therapy
Serine protease inhibitors

Anticipated major milestones 2010-2013

2010	Start of CHAMPION PHOENIX phase III trial Start of SOLO phase III trials Start of MDCO-2010 phase II trial
2011	Angiomax HORIZONS heparin switch data Cleviprex (re)launch in US Argatroban launch in US Cangrelor BRIDGE trial results MDCO-2010 phase II trial results MDCO-216 – phase I clinical trials start Oritavancin in C. difficile – phase I
2012	Cleviprex launch in EU SOLO phase III trial results MDCO-216 phase I-II results MDCO-2010 phase II/III Oritavancin NDA
2013	MDCO-2010 phase II/III data CHAMPION PHOENIX phase III complete MDCO-216 phase III trials page 13

THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

Cangrelor: Phase III iv platelet $P2Y_{12}$ inhibitor for PCI and ACS

Important characteristics of the compound

Acute anti-platelet profile
- Rapid and titrateable onset of action
- Complete platelet inhibition
- Recovery of platelet function in 1 hour

Clinical effect and safety demonstrated
- Significant 45% reduction in death | QMI | IDR and stent thrombosis in large randomized trials versus clopidogrel 600 mg oral loading in PCI patients

Exclusivity
- US-RoW: 2020 including pediatric exclusivity
- EU: 2025 or 10 years data exclusivity

Pharmacological profile relative to competitors

	ORAL Clopidogrel	ORAL Prasugrel	ORAL Ticagrelor	IV/oral Elinogrel	IV Cangrelor[1]
Effect onset	2 hour	1 hour	1 hour	20 min	Seconds
Half life	Irreversible	Irreversible	12 hours	12 hours	5 minutes
Platelet recovery time	5 days	5-7 days	3 days	2-3 days	1 hour
ADP inhibition	Frequent non-response	Better than clopidogrel	Better than clopidogrel	TBD	100%

(1) Based on clinical trials

Market opportunity

Worldwide PCI volume ~3M patients per year
- •Potentially highest value in high risk patients
- •Patients unable to take oral medications
- •Patients requiring angiogram before decision

Pricing opportunity comparable to GPIIb/IIIa inhibitors

Additional potential in bridging patients to surgery

Potentially complementary to oral ticagrelor and other oral platelet $P2Y_{12}$ inhibitors

Phase III PHOENIX trial designed based on prior studies

Data from patients who were not pre-treated with clopidogrel

48 hour death / QMI / IDR	Odds ratio (95% CI)	P-value
PCI (n=5488)	0.57 (0.33, 0.98)	0.0430
PLATFORM (n= 5312)	0.55 (0.33, 0.93)	0.0243
Pooled (n=10800)	0.56 (0.38, 0.81)	0.0025


Cangrelor better
Clopidogrel better
0.1
1
10

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THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

Cangrelor: Phase III iv platelet $P2Y_{12}$ inhibitor for PCI and ACS

Development program considerations

- CHAMPION PHOENIX phase III in a PCI population
- Lessons from the large CHAMPION dataset
  - Universal MI definition
  - No $P2Y_{12}$ inhibitor prior to randomization
  - Add ARC-defined stent thrombosis to endpoints
  - Include patients with no pre PCI-ischemia enzymes
- Information availability
  - PCI-PLATFORM post-hoc analyses 1H 2011
  - PCI-PLATFORM 1 year data 1H 2011
  - BRIDGE Trial data 2H 2011
  - PHOENIX interim analysis 2H 2012
  - PK-PD with ticagrelor 2H 2012



Key events
2011
2012
2013
2014
2015
BRIDGE trial
d
PHOENIX trial
d
i
d
NDA preparation
PK|PD
d
NDA review
p
Launch
a
d = data | p = advisory panel | a = approval



Bolus 30 ug/kg
Infusion 4 ug/kg/min
Concentration (ng/mL)
% Platelet Activity
800
700
600
500
400
300
200
100
0
160
140
120
100
80
60
40
20
0
0
20
40
60
80
100
120
140
160
Time (minutes)



CHAMPION PHOENIX design of trial
0 h
1 h
2 h
Cangrelor infusion
10,800 PCI patients
Stable angina
ACS-NSTE
ACS-STEMI
PCI
P2Y12 naïve
GPI bailout only
300-600 mg clopidogrel per usual hospital practice
Primary endpoint
48 hour
Death | MI | IDR | ST

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THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

Oritavancin: Phase III iv antibiotic for serious gram-positive infections including MRSA

Important characteristics of the compound

Microbiological profile
- Rapid bactericidal action
- Active against clostridium difficile including spores

Potential single dose iv treatment to cure MRSA
- Potentially reduced hospital length of stay and costs
- No drug level or toxicity monitoring

Potential safety advantages over vancomycin

Exclusivity
- US-RoW: 2021 including pediatric exclusivity
- EU: 10 years data exclusivity; pat. pending to 2028

Microbiological profile relative to competitors

	Vancomycin	Linezolid (Zyvox)	Daptomycin (Cubicin)	Telavancin (Vivativ)	Oritavancin[1]
MSSA	1	2	0.5	0.5	**0.12**
MRSA	1	2	0.5	0.25	**0.12**
VISA	8	4	8	1	**2**
VRSA	>64	2	0.5	2- 4	**0.5**
VRE (*E. faecalis*)	>256	2	2	16	**1**
VRE (*E. faecium*)	>256	2	4	8	**0.25**

(1) Based on clinical trials

Market opportunity

Gram positive infections including MRSA | VISA | VRE
- Acute bacterial skin and skin structure infections
- Clostridium difficiile
- Bacteremia | osteomyelitis | endocarditis

Total MRSA market valued at $2.5B+
- MRSA ~53% of ICU and 46% non-ICU infections

SOLO-1 and SOLO-2 trials starting in 2010
- Non-inferiority to vancomycin
- FDA (SPA) | EMEA concordance with study design

Clinical profile relative to competitors

	Vancomycin	Linezolid (Zyvox)	Daptomycin (Cubicin)	Telavancin (Vivativ)	Oritavancin[1]
Course of tx	10-14 days 2x / day	10-14 days 2x / day	7-14 days 1x / day	7-14 days 1x / day	3 hours Once
Hospital stay	In-patent	In-patient	In-patient, out-patient	In-patient	Discharge possible
Safety	Nephrotoxicity	Marrow tox.	CPK elevation	QTc interval	None
Monitoring	Renal	Blood count	Weekly CPK	Renal	None

(1) Based on clinical trials

page 16

THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

Oritavancin: Phase III iv antibiotic for serious gram-positive infections including MRSA

SOLO-1 and SOLO-2 are identical ABSSSI trials

Multicenter, double-blind, randomized

- Single-dose iv oritavancin vs. vancomycin 7-10 days
- Non-inferiority for the primary efficacy outcome
    - Cessation of spread or reduction in size of the baseline lesion
    - Absence of fever
    - No rescue antibiotic
    - At 48 - 72 hours
- Gram-positive pathogens.
- ABSSSI includes wound infections, infective cellulitis, and major cutaneous abscesses (30% cap)

Estimated development timeline: Phase III results late 2012



Key events
2011
2012
2013
2014
2015
ABSSSI: SOLO-1 | 2
NDA preparation
NDA review
Launch in ABSSSI
C. Diff
d
p
a
I
d
II-III
d
d = data | p = advisory panel | a = approval

Entry criteria – serious ABSSSI infections only

960 patients randomized in each study SOLO-1 and 2

- 70% (672 patients) expected clinically evaluable
- ~175 patients with MRSA (total 350)
- Males or females ≥18 years old
- ABSSSI suspected or confirmed by gram+ bacteria
    - Wound infection
    - Cellulitis/erysipelas
    - Major cutaneous abscess
- Pus and/or induration 75 cm^2
- Systemic inflammation symptoms (nodes | fever ≥38.0°C, bandemia, increase WBC, CRP

Statistical methods follow FDA guidelines

Primary success measure assumed to be 75% in both groups

- 480 patients per treatment group provides at least 90% power to demonstrate non-inferiority at the 1-sided alpha level of 0.025, using a non-inferiority margin of 10%
- Sample size also provides at least 90% power to demonstrate non-inferiority for clinical cure event rate of 65%, margin 10%.
- Enrollment will continue until 175 MRSA patients in each study.
- Planned pooling of SOLO-1 and SOLO-2

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THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

MDCO-2010: Phase II iv antifibrinolytic to reduce surgical blood loss

Important characteristics of the compound

Targets fibrinolysis and coagulation

- Primary: plasmin | plasma kallikrein
- Secondary: factor X | factor XI | aPC
- Small molecule
- Liquid ready-to-use formulation

Preclinical data, potential to overcome aprotinin limitations

- Rapid elimination
- Low potential for renal dysfunction
- Reduced risk of thrombotic complications
- Low anaphylaxis risk

Canine cardiopulmonary bypass model



Blood loss in mL
250
200
150
100
50
0
Control
Aprotonin
MDCO-2010
% change in ventricular performance
30
20
10
0
-10
-20
-30
-40
-50
Control
Aprotonin
MDCO-2010

Market opportunity

Worldwide ~200K high risk cardiac | vascular surgical procedures per year

•Coronary bypass and valve patients
•Repeat coronary bypass procedures
•Patients at high risk of bleeding

Trasylol proved economically dominant in this group of patients. Trasylol worldwide sales were >$350M pa and growing rapidly at the time of market withdrawal

Near perfect fit with MDCO frontline team

Estimated development timeline



Key events
2011
2012
2013
2014
2015
Phase II
d
Phase III high risk CTS
d
NDA preparation
NDA review
p
Launch
a
d = data | p = advisory panel | a = approval

page 18

THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

MDCO-216: Phase 0-I genetic variant reverse cholesterol transport agent

Important characteristics of the compound

HDL-C is a potent inverse CV risk factor

HDL apo A-I is anti-atherosclerotic in animals

Human carriers of variant apo A-I Milano
- Have low levels of HDL-C (0.25-0.78 mmol/L), yet
- Enjoy less atherosclerosis and greater longevity

Apo A-I Milano protein and HDL particles
- Cysteine substitute for arginine 173 – dimer forms
- MDCO-216 is recombinant Apo-A1 Milano + lipid

Dose-dependent effects in rabbit model

% change in carotid plaque area after 5 doses given every 4 days


20%
15%
10%
5%
0%
-5%
-10%
-15%
Control (n=5)
5 (n=6)
10 (n=4)
20 (n=6)
40 (n=5)
150 (n=5)

Parolini C. et al. J. Am. Coll. Cardio.. 2008;51:1098-1103

Market opportunity

Worldwide epidemic of cardiovascular risk factors
- Low HDL | diabetes | family history | smoking

>6 million patients present for angiography each year
- 3 million PCI alone
- 2 million ACS in PCI labs
- High risk factor subsets of SA and ACS
- Populations with cerebral and peripheral disease

MDCO-201 has the potential to modify risk in patients with advanced, vulnerable atheroma in all sites

Proof of concept in clinical trial in 47 ACS patients

Treatment group	No. pts	Change from baseline, mm³ Mean	(SD)	p-value
Placebo	11	-2.9	(23.3)	0.97
MDCO-216				
15 mg/kg	21	-15.1	(50.6)	0.02
45 mg/kg	15	-12.6	(15.3)	0.007
Combined	36	-14.1	(39.5)	<0.001

Nissen et al. JAMA 2003;290:2292-2300

page 19

THE MEDICINES COMPANY | Investor Update | November 2010

Development | portfolio | value

MDCO-216: Phase 0-I genetic variant reverse cholesterol transport agent

Renewed interest in HDL

- CSL-112 (Reconstituted HDL) - CSL
- ApoA-I Milano/Phospholipid Complex - SemBioSys
- ATI-5261 – Artery Therapeutics / Roche
- 5-Ala – NIH / KineMed
- Cerenis HDL – Cerenis Therapeutics
- Trimeric A-I – Borean / Roche

Recent news from AHA – Merck 11-17-2010

- Anacetrapib CETP inhibitor found safe
- DEFINE trial in 1623 CHD risk patients
- 138% increase in HDL | 40% decrease in LDL

Estimated development timeline: Early proof of concept



Key events
2011
2012
2013
2014
2015
Phase I
Phase II (imaging)
Phase III (outcomes)
Manufacturing dev.
NDA preparation
d
d
d
d
d = data | p = advisory panel | a = approval

Focus on high risk patients and imaging PoC

Phase II imaging studies of natural history

•PROSPECT trial of IVUS in CAD in 697patients
•The 3-year cumulative MACE rate 20.4%
•Culprit lesions 12.9% patients, non-culprit 11.6%.
•Predictors of non-culprit MACE

Insulin-requiring diabetes (HR 3.32).
Plaque burden ≥70% (5.03)
Minimal lumen area ≤4.0mm^2 (3.21)
Thin-cap fibroatheromas (3.35).

•Imaging can predict risk and may be a revealing tool in Phase II studies

Lesion classification according to radiofrequency IVUS



1. Fibrotic plaque
2. Fibrocalcific plaque
3. Pathological intimal thickening (PIT)
4. Thick-cap fibroatheroma (ThCFA)
5. Thin-cap fibroatheroma (TCFA)

page 20

THE MEDICINES COMPANY | Investor Update | November 2010

Leadership | development know-how | commercial focus Hospital market knowledge | relationships | record of innovation 3.

Know-how | capabilities | depth MDCO senior leadership MDCO has considerable strength, depth and breadth of leadership and continues to build professional competences All five of the founders of the firm has either stayed with MDCO or have returned after periods working in other entities The group has a unique blend of large pharmaceutical, small biotech, financial institution and deal-making experience The firm has ~410 employees

Leadership | development know-how | commercial focus

We design, perform and report influential clinical trials

Trial name	Design	Patients	Principle publication(s)	Guidelines	Label
REPLACE-2	Angiomax vs. heparin + GPIIb/IIIa in planned PCI	~6,000	JAMA Lancet	Yes	US | EU
ACUITY	Angiomax vs. heparin + GPIIb/IIIa in ACS patients	~13,800	NEJM JAMA Lancet	Yes	EU
HORIZONS-AMI	Angiomax vs. heparin + GPIIb/IIIa in acute myocardial infarction	~3,600	NEJM	Yes	EU
CHAMPION PCI	Cangrelor vs. clopidogrel in ACS | PCI	~8,000	NEJM	-	Tbd
CHAMPION PLATFORM	Cangrelor vs. clopidogrel in ACS | PCI	~6,000	NEJM	-	Tbd
HERO-2	Angiomax vs. heparin in STEMI	~17,000	Lancet	Yes	Yes

page 23

THE MEDICINES COMPANY | Investor Update | November 2010

Leadership | development know-how | commercial focus We concentrate on <3,000 hospitals worldwide More than 80% of acute cardiac care, including PCI, is performed in 2,548 leading hospitals in 26 countries across 14 language zones. These institutions represent our call list. We have mapped their whereabouts, their business and their clinical capacity. We prioritize these institutions in our global business development and organizational roll-out. 175 367 103 212 41 Number of institutions 450 USA Germany France Italy UK Netherlands Switzerland Spain Poland Belgium Czech Republic China India Brazil Canada Australia Austria Sweden Norway Denmark Finland Turkey Hungary Greece UAE Total Japan

Disciplined | financial | focus Strong foundations and planned sustainable growth 4.

Disciplined | financial | focus Strong foundations and planned sustainable growth Total net revenue ($M) Cash flow from operations ($M) Generated cash flow ~$245M since 2006 Deal-making & YE cash ($M) Angiox EU Curacyte Angiomax lifecycle Argatroban Targanta MDCO-216 MDCO-2010 milestone 2010 3rd quarter Total revenues of $106M - up 7% vs. 3Q09 Net income of $21M or $0.40 per share 2010 Year to date Total revenues $318M - up 5% vs. 2009 1-3Q Net income $46M or $0.87 per share Balance sheet at 9-30 $227M and zero debt

Disciplined | financial | focus New business ventures activities We will continue to focus on acute | intensive care business development opportunities for leading hospitals Cardiovascular | stroke | serious infection Innovative products Low upfront payments Late stage - ideally with low R&D requirements Strong fit with current competence | capacity We have no plans or appetite for 'transformative deals' Cath. lab. Pharmacy Blood bank E.P. lab. ED Card surg. CCU ICU Anesthesia Heart trsplnt Neuro surg. Stroke unit Trauma Obstetrics Burn unit NICU Pain mgt Lung trsplnt H/L trsplnt Renal trsplnt Liver trsplnt Renal dialys Pancr trsplnt Hospital lines of service (simplified version)

Disciplined | financial | focus Our strategic approach to growth Net sales development We believe that Angiomax will continue to grow in US with extended exclusivity through mid 20151 as the results of a combination of volume expansion and price increases linked to the value our health and economic outcomes data We will defend our 2028 IP rigorously Angiomax is expected to grow in Europe and RoW as we drive adoption and expand our reach to key hospitals We plan to reintroduce Cleviprex to US in 2011 and expect to launch the product in key markets of EU and RoW in 2011-2012 Cost of sales Expected to continue to be around 30% Research and development We will manage R&D expenditures with discipline and expect to spend 17-20% of net revenue annually in order to optimize the pace and content of our development programs over the coming three years Sales, general and administration Our current level of SG&A expense allows us to pursue our commercial goals and we expect to remain at around this level of resources and expenses, optimizing frontline efforts worldwide and managing administrative expenses tightly Cash flow Based on these assumptions, the business should generate considerable cash. We will use this to improve our profitability and may undertake highly selective business development activities. We do not expect to chase so-called 'transformative deals'. H-W restoration administrative process underway at PTO following federal district court decision August; district court decision appealed to Federal Circuit court by APP

Unique time to invest in MDCO

Opportunity to participate in growth of acute | intensive care hospital medicine worldwide

1. Established | expanding | presence	**Angiomax® (bivalirudin) a growing $400M+ franchise in acute hospital arterial anticoagulation** • 45% CAGR since launch – >3 million PCI patients treated[1] • Recent breakthrough data in the highest risk PCI patients • Anticipate US and EU exclusivity to 2015 with new US IP to 2028[2] • Planned growth in US | new geography | potential new uses 2010-2015+
2. Development | portfolio | value	**Six additional products | compounds that fit** • Potential segment leading products in the hospital with worldwide application **Near term series of major value-drivers expected** • 2011: Six major portfolio events anticipated • 2012: Five major portfolio events anticipated
3. Know-how | capabilities | depth	**Hospital market knowledge | relationships | record of innovation** • Knowledgeable, experienced, high-energy leadership team and deep bench • Track-record of important clinical trials that change care pathway and practice • Proven capabilities in delivering an economically dominant hospital product • Committed to become the leading player in this expert space
4. Disciplined | financial | focus	**Expecting progressive sustained growth** • Top-line expansion | tight control of operating expenses | growing cash flow • Targeted and highly selective new business development program • Focused on disciplined financial performance and shareholder returns

1. Estimated percutaneous coronary intervention patients given Angiomax in US since January 2001
2. H-W restoration administrative process underway at PTO following federal district court decision August; district court decision appealed to Federal Circuit court by APP

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THE MEDICINES COMPANY | Investor Update | November 2010